                             AIM FLOATING RATE FUND

                       Supplement dated December 10, 1999
                      to the Prospectus dated May 3, 1999
                        as Supplemented October 1, 1999


This Supplement supersedes and replaces in its entirety the Supplement dated October 1, 1999.

The following replaces in its entirety the second sentence in the second paragraph appearing under the heading "DETERMINATION OF NET ASSET VALUE" on Page 27 of the Prospectus:

                "Under the Portfolio's current guidelines, Corporate Loans and Corporate Debt Securities for which an active secondary market exists to a reliable degree in the opinion of the Sub-advisor and for which the Sub-advisor can obtain one or more quotations from banks or dealers in Corporate Loans and Corporate Debt Securities will be valued by the Sub-advisor utilizing bid quotes of the market."


The following is added as a second paragraph under the heading "OTHER INFORMATION - ORGANIZATION OF THE FUND" on Page 29 of the Prospectus:

                "On December 9, 1999, the Board of Directors of the Fund approved a restructuring of the Fund (the "Restructuring") and recommended that it be submitted to the Fund's shareholders for their approval. The Restructuring would include reorganizing the Fund as a Delaware business trust and eliminating the current "master/feeder" investment structure. The Restructuring would also allow the Fund to offer multiple classes of shares and would commit the Fund to making repurchase offers each quarter, thereby assuring shareholders of at least partial liquidity for their shares. It is anticipated that the Restructuring proposal will be submitted to Fund shareholders in February, 2000, and, if approved, that the Restructuring would be completed by March, 2000."

The following replaces in its entirety the fifth paragraph under the heading "INVESTMENT OBJECTIVE AND POLICIES" on page 6 of the Prospectus:

                "The Portfolio may invest up to 20% of its total assets in any of the following: (a) senior floating rate loans made and notes issued on an unsecured basis to Borrowers that meet the credit standards established by AIM and the Sub-advisor ("Unsecured Corporate Loans" and "Unsecured Corporate Debt Securities"); (b) secured or unsecured short-term debt obligations including, but not limited to, U.S. Government and Government agency securities (some of which may not be backed by the full faith and credit of the United States), money market instruments (such as certificates of deposit and bankers' acceptances), corporate and commercial obligations (such as commercial paper and medium-term notes) and repurchase agreements, none of which are required to be secured but all of which will be (or the securities of counterparties associated therewith will be) investment grade (i.e., rated Baa, P-3 or higher by Moody's or BBB, A-3 or higher by Standard & Poor's or, if unrated, determined to be of comparable quality in the judgment of the Sub-advisor); (c) fixed rate obligations of U.S. or non-U.S. companies that meet the credit standards established by AIM and the Sub-advisor and that the Portfolio expects to swap for a floating rate structure; or (d) cash or cash equivalents, except that the Portfolio, pursuant to an exemptive order granted by the SEC, may invest up to 25% of its total assets in shares of money market investment companies advised by AIM or its affiliates ("Affiliated Money Market Funds"). In general, a purchase of investment company securities may result in the duplication of fees and expenses. With respect to the Portfolio's purchase of shares of Affiliated Money Market Funds, the Portfolio will indirectly pay the advisory fees and other operating expenses of the Affiliated Money Market Funds. Securities rated Baa, BBB, P-3 or A-3 are considered to have adequate capacity for payment of principal and interest, but are more susceptible to adverse economic conditions and, in the case of securities rated BBB or Baa (or comparable unrated securities), have speculative characteristics. Such securities or cash will not exceed 20% of the Portfolio's total assets except (i) during interim periods pending investment of the net proceeds of public offerings of the Fund's securities, (ii) pending reinvestment of proceeds of the sale of a security, and
           (iii) during temporary defensive periods when, in the opinion of the Sub-advisor, suitable Corporate Loans and Corporate Debt Securities are not available for investment by the Portfolio or prevailing market or economic conditions warrant. During such periods, the Portfolio may also invest up to 25% of its total assets in Affiliated Money Market Funds. Investments in Unsecured Corporate Loans and Unsecured Corporate Debt Securities will be made on the same basis as investments in Corporate Loans and Corporate Debt Securities as described herein, except with respect to collateral requirements. To a limited extent, incidental to and in connection with its lending activities, the Portfolio also may acquire warrants and other equity securities."